Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2016							2017							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,537	$2,688	$5,225	$2,790	$8,015	$2,705	$10,720	$2,738	$2,865	$5,603	$2,864	$8,467	$2,891	$11,358	7%	6%	—	—
Europe	870	1,039	1,909	946	2,855	1,360	4,215	1,146	1,188	2,334	1,262	3,596	1,392	4,988	2%	18%	7%	1%
Rest of the World	840	1,013	1,853	1,069	2,922	1,042	3,964	925	963	1,888	970	2,858	1,019	3,877	(2)%	(2)%	—	—
Other	144	131	275	117	392	136	528	120	128	248	158	406	147	553	8%	5%	N/A	N/A
Total	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	4%	7%	2%	—

% of Revenues	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	57.8%	55.2%	56.4%	56.7%	56.5%	51.6%	55.2%	55.5%	55.7%	55.6%	54.5%	55.2%	53.1%	54.7%
Europe	19.8%	21.3%	20.6%	19.2%	20.1%	25.9%	21.7%	23.3%	23.1%	23.2%	24.0%	23.5%	25.5%	24.0%
Rest of the World	19.1%	20.8%	20.0%	21.7%	20.6%	19.9%	20.4%	18.8%	18.7%	18.7%	18.5%	18.6%	18.7%	18.7%
Other	3.3%	2.7%	3.0%	2.4%	2.8%	2.6%	2.7%	2.4%	2.5%	2.5%	3.0%	2.7%	2.7%	2.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$3,964	$4,432	$8,396	$4,492	$12,888	$4,814	$17,702	$4,580	$4,770	$9,350	$4,862	$14,212	$5,046	$19,258	5%	9%
Alliance and other revenues	427	439	866	430	1,296	429	1,725	349	374	723	392	1,115	403	1,518	(6)%	(12)%
Total Revenues	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	4%	7%

Cost of products sold	1,052	1,206	2,258	1,305	3,563	1,383	4,946	1,259	1,562	2,821	1,572	4,393	1,673	6,066	21%	23%
Marketing, selling and administrative	1,068	1,238	2,306	1,144	3,450	1,461	4,911	1,074	1,167	2,241	1,147	3,388	1,299	4,687	(11)%	(5)%
Research and development	1,136	1,266	2,402	1,138	3,540	1,400	4,940	1,288	1,659	2,947	1,543	4,490	1,921	6,411	37%	30%
Other income (net)	(520)	(454)	(974)	(224)	(1,198)	(87)	(1,285)	(647)	(539)	(1,186)	(191)	(1,377)	(142)	(1,519)	63%	18%
Total Expenses	2,736	3,256	5,992	3,363	9,355	4,157	13,512	2,974	3,849	6,823	4,071	10,894	4,751	15,645	14%	16%

Earnings Before Income Taxes	$1,655	$1,615	$3,270	$1,559	$4,829	$1,086	$5,915	$1,955	$1,295	$3,250	$1,183	$4,433	$698	$5,131	(36)%	(13)%
Provision for Income Taxes	449	427	876	344	1,220	188	1,408	429	373	802	327	1,129	3,027	4,156	**	**
Net Earnings/(Loss)	$1,206	$1,188	$2,394	$1,215	$3,609	$898	$4,507	$1,526	$922	$2,448	$856	$3,304	$(2,329)	$975	**	(78)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	11	22	33	13	46	4	50	(48)	6	(42)	11	(31)	(1)	(32)	**	**
Net Earnings/(Loss) Attributable to BMS	$1,195	$1,166	$2,361	$1,202	$3,563	$894	$4,457	$1,574	$916	$2,490	$845	$3,335	$(2,328)	$1,007	**	(77)%

Diluted Earnings/(Loss) per Common Share*	$0.71	$0.69	$1.41	$0.72	$2.12	$0.53	$2.65	$0.94	$0.56	$1.50	$0.51	$2.02	$(1.42)	$0.61	**	(77)%
Average Common Shares Outstanding - Diluted	1,680	1,679	1,679	1,679	1,679	1,680	1,680	1,671	1,650	1,660	1,645	1,655	1,635	1,652	(3)%	(2)%
Dividends declared per common share	$0.38	$0.38	$0.76	$0.38	$1.14	$0.39	$1.53	$0.39	$0.39	$0.78	$0.39	$1.17	$0.40	$1.57	3%	3%

	2016							2017
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	76.0%	75.2%	75.6%	73.5%	74.9%	73.6%	74.5%	74.5%	69.6%	72.0%	70.1%	71.3%	69.3%	70.8%

Other Ratios
Effective tax rate	27.1%	26.4%	26.8%	22.1%	25.3%	17.3%	23.8%	21.9%	28.8%	24.7%	27.6%	25.5%	433.7%	81.0%

Other income (net)	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$43	$42	$85	$42	$127	$40	$167	$45	$52	$97	$48	$145	$51	$196	28%	17%
Investment income	(24)	(25)	(49)	(32)	(81)	(24)	(105)	(33)	(34)	(67)	(37)	(104)	(50)	(154)	**	47%
Provision for restructuring	4	18	22	19	41	68	109	164	15	179	28	207	86	293	26%	**
Litigation and other settlements	43	6	49	(1)	48	(1)	47	(484)	(5)	(489)	—	(489)	2	(487)	**	**
Equity in net income of affiliates	(26)	(20)	(46)	(19)	(65)	(12)	(77)	(18)	(20)	(38)	(21)	(59)	(16)	(75)	33%	(3)%
Divestiture (gains)/losses	(270)	(283)	(553)	(21)	(574)	(2)	(576)	(127)	—	(127)	1	(126)	(38)	(164)	**	(72)%
Royalties and licensing income	(254)	(167)	(421)	(158)	(579)	(140)	(719)	(199)	(685)	(884)	(209)	(1,093)	(258)	(1,351)	84%	88%
Transition and other service fees	(53)	(74)	(127)	(57)	(184)	(54)	(238)	(7)	(13)	(20)	(12)	(32)	(5)	(37)	(91)%	(84)%
Pension charges	22	25	47	19	66	25	91	33	36	69	22	91	71	162	**	78%
Intangible asset impairments	15	—	15	—	15	—	15	—	—	—	—	—	—	—	—	(100)%
Equity investment impairment	—	45	45	—	45	—	45	—	—	—	—	—	5	5	N/A	(89)%
Loss on debt redemption	—	—	—	—	—	—	—	—	109	109	—	109	—	109	—	N/A
Other	(20)	(21)	(41)	(16)	(57)	13	(44)	(21)	6	(15)	(11)	(26)	10	(16)	(23)%	(64)%
	$(520)	$(454)	$(974)	$(224)	$(1,198)	$(87)	$(1,285)	$(647)	$(539)	$(1,186)	$(191)	$(1,377)	$(142)	$(1,519)	63%	18%

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2017
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2017	2016	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2017 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$5,449	$5,243	$206	4%	$100	$5,349	2%	2%
Gross profit	3,776	3,860	(84)	(2)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	3,794	3,866	(72)	(2)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	69.6%	73.7%

Research and development	1,921	1,400	521	37%	(6)	1,915	—	37%
Research and development excluding specified items (a)	1,393	1,214	179	15%	(6)	1,387	(1)%	14%

Research and development excluding specified items as a % of revenues	25.6%	23.2%

YEAR-TO-DATE	2017	2016	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2017 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$20,776	$19,427	$1,349	7%	$35	$20,741	—	7%
Gross profit	14,710	14,481	229	2%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	14,859	14,502	357	2%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	71.5%	74.6%

Research and development	6,411	4,940	1,471	30%	2	6,413	—	30%
Research and development excluding specified items (a)	4,823	4,405	418	9%	2	4,825	1%	10%

Research and development excluding specified items as a % of revenues	23.2%	22.7%

(a)	Refer to the Specified Items schedule for further details.

*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2016							2017							Growth $		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$704	$840	$1,544	$920	$2,464	$1,310	$3,774	$1,127	$1,195	$2,322	$1,265	$3,587	$1,361	$4,948	$51	$1,174	4%	31%
Eliquis	734	777	1,511	884	2,395	948	3,343	1,101	1,176	2,277	1,232	3,509	1,363	4,872	415	1,529	44%	46%
Orencia(a)	475	593	1,068	572	1,640	625	2,265	535	650	1,185	632	1,817	662	2,479	37	214	6%	9%
Sprycel	407	451	858	472	1,330	494	1,824	463	506	969	509	1,478	527	2,005	33	181	7%	10%
Yervoy	263	241	504	285	789	264	1,053	330	322	652	323	975	269	1,244	5	191	2%	18%
Empliciti	28	34	62	41	103	47	150	53	55	108	60	168	63	231	16	81	34%	54%
Established Brands
Baraclude	291	299	590	306	896	296	1,192	282	273	555	264	819	233	1,052	(63)	(140)	(21)%	(12)%
Sustiva Franchise(b)	273	271	544	275	819	246	1,065	184	188	372	183	555	174	729	(72)	(336)	(29)%	(32)%
Reyataz Franchise	221	247	468	238	706	206	912	193	188	381	174	555	143	698	(63)	(214)	(31)%	(23)%
Hepatitis C Franchise(c)	427	546	973	379	1,352	226	1,578	162	112	274	73	347	59	406	(167)	(1,172)	(74)%	(74)%
Other Brands	568	572	1,140	550	1,690	581	2,271	499	479	978	539	1,517	595	2,112	14	(159)	2%	(7)%

Total	$4,391	$4,871	$9,262	$4,922	$14,184	$5,243	$19,427	$4,929	$5,144	$10,073	$5,254	$15,327	$5,449	$20,776	$206	$1,349	4%	7%

(a)
Includes Orencia SubQ revenues of $356 million and $323 million for the three months ended December 31, 2017 and 2016, respectively, and $1,249 million and $1,107 million for the twelve months ended December 31, 2017 and 2016, respectively.

(b)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance revenue of $147 million and $217 million for the three months ended December 31, 2017 and 2016, respectively, and $623 million and $934 million for the twelve months ended December 31, 2017 and 2016, respectively.

(c)
Includes Daklinza (daclatasvir) revenues of $57 million and $221 million for the three months ended December 31, 2017 and 2016, respectively, and $386 million and $1,550 million for the twelve months ended December 31, 2017 and 2016, respectively.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$594	$643	$1,237	$712	$1,949	$715	$2,664	$761	$768	$1,529	$778	$2,307	$795	$3,102	11%	16%
Eliquis	468	444	912	512	1,424	539	1,963	699	703	1,402	717	2,119	768	2,887	42%	47%
Orencia(a)	321	401	722	387	1,109	423	1,532	362	449	811	432	1,243	461	1,704	9%	11%
Sprycel	210	233	443	259	702	267	969	247	281	528	278	806	299	1,105	12%	14%
Yervoy	199	179	378	222	600	202	802	243	245	488	239	727	181	908	(10)%	13%
Empliciti	28	33	61	36	97	36	133	36	37	73	39	112	39	151	8%	14%
Established Brands
Baraclude	17	15	32	17	49	17	66	14	12	26	14	40	13	53	(24)%	(20)%
Sustiva Franchise(b)	228	227	455	234	689	212	901	153	161	314	157	471	151	622	(29)%	(31)%
Reyataz Franchise	120	122	242	125	367	117	484	88	87	175	85	260	67	327	(43)%	(32)%
Hepatitis C Franchise(c)	259	294	553	192	745	82	827	42	30	72	24	96	13	109	(84)%	(87)%
Other Brands	93	97	190	94	284	95	379	93	92	185	101	286	104	390	9%	3%

Total(d)	$2,537	$2,688	$5,225	$2,790	$8,015	$2,705	$10,720	$2,738	$2,865	$5,603	$2,864	$8,467	$2,891	$11,358	7%	6%

(a)
Includes Orencia SubQ revenues of $230 million and $203 million for the three months ended December 31, 2017 and 2016, respectively, and $792 million and $693 million for the twelve months ended December 31, 2017 and 2016, respectively.

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes revenues of Daklinza (daclastasvir) only.
(d)	Includes United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2016							2017							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$110	$197	$307	$208	$515	$595	$1,110	$366	$427	$793	$487	$1,280	$566	$1,846	(5)%	66%
Eliquis	266	333	599	372	971	409	1,380	402	473	875	515	1,390	595	1,985	45%	44%
Orencia	154	192	346	185	531	202	733	173	201	374	200	574	201	775	—	6%
Sprycel	197	218	415	213	628	227	855	216	225	441	231	672	228	900	—	5%
Yervoy	64	62	126	63	189	62	251	87	77	164	84	248	88	336	42%	34%
Empliciti	—	1	1	5	6	11	17	17	18	35	21	56	24	80	**	**
Established Brands
Baraclude	274	284	558	289	847	279	1,126	268	261	529	250	779	220	999	(21)%	(11)%
Sustiva Franchise(a)	45	44	89	41	130	34	164	31	27	58	26	84	23	107	(32)%	(35)%
Reyataz Franchise	101	125	226	113	339	89	428	105	101	206	89	295	76	371	(15)%	(13)%
Hepatitis C Franchise(b)	168	252	420	187	607	144	751	120	82	202	49	251	46	297	(68)%	(60)%
Other Brands	475	475	950	456	1,406	486	1,892	406	387	793	438	1,231	491	1,722	1%	(9)%

Total(c)	$1,854	$2,183	$4,037	$2,132	$6,169	$2,538	$8,707	$2,191	$2,279	$4,470	$2,390	$6,860	$2,558	$9,418	1%	8%

**	In excess of +/- 100%
(a)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(b)
Includes Daklinza (daclatasvir) revenues of $44 million and $139 million for the three months ended December 31, 2017 and 2016, respectively, and $277 million and $723 million for the twelve months ended December 31, 2017 and 2016, respectively.

(c)	When adjusted for foreign exchange impact, total revenues decreased 3% for the fourth quarter and increased 8% year to date.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Impairment charges	$—	$—	$—	$—	$—	$—	$—	$—	$127	$127	$1	$128	$18	$146
Accelerated depreciation and other shutdown costs	4	4	8	7	15	6	21	—	3	3	—	3	—	3
Cost of products sold	4	4	8	7	15	6	21	—	130	130	1	131	18	149

Marketing, selling and administrative	—	—	—	—	—	—	—	—	—	—	—	—	1	1

License and asset acquisition charges	125	139	264	45	309	130	439	50	393	443	310	753	377	1,130
IPRD impairments	—	—	—	—	—	13	13	75	—	75	—	75	—	75
Site exit costs and other	13	13	26	14	40	43	83	72	96	168	64	232	151	383
Research and development	138	152	290	59	349	186	535	197	489	686	374	1,060	528	1,588

Provision for restructuring	4	18	22	19	41	68	109	164	15	179	28	207	86	293
Litigation and other settlements	43	—	43	(3)	40	—	40	(481)	—	(481)	—	(481)	—	(481)
Divestiture gains	(269)	(277)	(546)	(13)	(559)	—	(559)	(100)	—	(100)	—	(100)	(26)	(126)
Royalties and licensing income	—	—	—	—	—	(10)	(10)	—	(497)	(497)	—	(497)	—	(497)
Pension charges	22	25	47	19	66	25	91	33	36	69	22	91	71	162
Intangible asset impairments	15	—	15	—	15	—	15	—	—	—	—	—	—	—
Loss on debt redemption	—	—	—	—	—	—	—	—	109	109	—	109	—	109
Other income (net)	(185)	(234)	(419)	22	(397)	83	(314)	(384)	(337)	(721)	50	(671)	131	(540)

Increase/(decrease) to pretax income	(43)	(78)	(121)	88	(33)	275	242	(187)	282	95	425	520	678	1,198

Income taxes on specified items	83	76	159	(3)	156	(105)	51	72	20	92	(41)	51	(138)	(87)
Income taxes attributed to U.S. tax reform	—	—	—	—	—	—	—	—	—	—	—	—	2,911	2,911
Income taxes	83	76	159	(3)	156	(105)	51	72	20	92	(41)	51	2,773	2,824

Increase/(decrease) to net earnings	40	(2)	38	85	123	170	293	(115)	302	187	384	571	3,451	4,022

Noncontrolling interest	—	—	—	—	—	—	—	(59)	—	(59)	—	(59)	—	(59)

Increase/(decrease) to net earnings used for diluted Non-GAAP EPS calculation	$40	$(2)	$38	$85	$123	$170	$293	$(174)	$302	$128	$384	$512	$3,451	$3,963

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,339	$3,665	$7,004	$3,617	$10,621	$3,860	$14,481	$3,670	$3,582	$7,252	$3,682	$10,934	$3,776	$14,710
Specified items (a)	4	4	8	7	15	6	21	—	130	130	1	131	18	149
Gross profit excluding specified items	3,343	3,669	7,012	3,624	10,636	3,866	14,502	3,670	3,712	7,382	3,683	11,065	3,794	14,859

Research and development	1,136	1,266	2,402	1,138	3,540	1,400	4,940	1,288	1,659	2,947	1,543	4,490	1,921	6,411
Specified items (a)	(138)	(152)	(290)	(59)	(349)	(186)	(535)	(197)	(489)	(686)	(374)	(1,060)	(528)	(1,588)
Research and development excluding specified items	998	1,114	2,112	1,079	3,191	1,214	4,405	1,091	1,170	2,261	1,169	3,430	1,393	4,823

Other income (net)	(520)	(454)	(974)	(224)	(1,198)	(87)	(1,285)	(647)	(539)	(1,186)	(191)	(1,377)	(142)	(1,519)
Specified items (a)	185	234	419	(22)	397	(83)	314	384	337	721	(50)	671	(131)	540
Other income (net) excluding specified items	(335)	(220)	(555)	(246)	(801)	(170)	(971)	(263)	(202)	(465)	(241)	(706)	(273)	(979)

(a)	Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars in millions)

	2016							2017
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings before income taxes	$1,655	$1,615	$3,270	$1,559	$4,829	$1,086	$5,915	$1,955	$1,295	$3,250	$1,183	$4,433	$698	$5,131
Specified items(a)	(43)	(78)	(121)	88	(33)	275	242	(187)	282	95	425	520	678	1,198
Earnings before income taxes excluding specified items	1,612	1,537	3,149	1,647	4,796	1,361	6,157	1,768	1,577	3,345	1,608	4,953	1,376	6,329

Provision for income taxes	449	427	876	344	1,220	188	1,408	429	373	802	327	1,129	3,027	4,156
Tax on specified items(a)	83	76	159	(3)	156	(105)	51	72	20	92	(41)	51	(138)	(87)
Income taxes attributed to U.S. tax reform(a)	—	—	—	—	—	—	—	—	—	—	—	—	2,911	2,911
Provision for income taxes excluding tax on specified items and income taxes attributed to U.S. tax reform	366	351	717	347	1,064	293	1,357	357	353	710	368	1,078	254	1,332

Net Earnings/(Loss) Attributable to Noncontrolling Interest	11	22	33	13	46	4	50	(48)	6	(42)	11	(31)	(1)	(32)
Specified items(a)	—	—	—	—	—	—	—	(59)	—	(59)	—	(59)	—	(59)
Net Earnings/(Loss) Attributable to Noncontrolling Interest excluding specified items	11	22	33	13	46	4	50	11	6	17	11	28	(1)	27

Net Earnings/(Loss) Attributable to BMS used for Diluted EPS Calculation - GAAP	1,195	1,166	2,361	1,202	3,563	894	4,457	1,574	916	2,490	845	3,335	(2,328)	1,007
Specified items(a)	40	(2)	38	85	123	170	293	(174)	302	128	384	512	3,451	3,963
Net Earnings Attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,235	1,164	2,399	1,287	3,686	1,064	4,750	1,400	1,218	2,618	1,229	3,847	1,123	4,970

Weighted-average Common Shares Outstanding - Diluted- GAAP	1,680	1,679	1,679	1,679	1,679	1,680	1,680	1,671	1,650	1,660	1,645	1,655	1,635	1,652
Weighted-average Common Shares Outstanding - Diluted- Non-GAAP	1,680	1,679	1,679	1,679	1,679	1,680	1,680	1,671	1,650	1,660	1,645	1,655	1,642	1,652

Diluted Earnings/(Loss) Per Share - GAAP	$0.71	$0.69	$1.41	$0.72	$2.12	$0.53	$2.65	$0.94	$0.56	$1.50	$0.51	$2.02	$(1.42)	$0.61
Diluted Earnings/(Loss) Per Share Attributable to Specified Items	0.03	—	0.02	0.05	0.08	0.10	0.18	(0.10)	0.18	0.08	0.24	0.30	2.10	2.40
Diluted Earnings Per Share - Non-GAAP	$0.74	$0.69	$1.43	$0.77	$2.20	$0.63	$2.83	$0.84	$0.74	$1.58	$0.75	$2.32	$0.68	$3.01

Effective Tax Rate	27.1%	26.4%	26.8%	22.1%	25.3%	17.3%	23.8%	21.9%	28.8%	24.7%	27.6%	25.5%	433.7%	81.0%
Specified items (a)	(4.4)%	(3.6)%	(4.0)%	(1.0)%	(3.1)%	4.2%	(1.8)%	(1.7)%	(6.4)%	(3.5)%	(4.7)%	(3.7)%	(415.2)%	(60.0)%
Effective Tax Rate excluding specified items	22.7%	22.8%	22.8%	21.1%	22.2%	21.5%	22.0%	20.2%	22.4%	21.2%	22.9%	21.8%	18.5%	21.0%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Cash and cash equivalents	$2,644	$2,934	$3,432	$4,237	$3,910	$3,470	$4,644	$5,421
Marketable securities - current	1,663	1,717	2,128	2,113	2,199	3,035	2,478	1,391
Marketable securities - non-current	3,689	3,281	3,035	2,719	2,685	2,580	2,526	2,480
Cash, cash equivalents and marketable securities	7,996	7,932	8,595	9,069	8,794	9,085	9,648	9,292

Short-term debt obligations	(106)	(155)	(990)	(992)	(1,197)	(1,306)	(1,461)	(987)
Long-term debt	(6,593)	(6,581)	(5,836)	(5,716)	(7,237)	(6,911)	(6,982)	(6,975)
Net cash position	$1,297	$1,196	$1,769	$2,361	$360	$868	$1,205	$1,330

BRISTOL-MYERS SQUIBB COMPANY
2018 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2018

	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$3.00 to $3.15

Projected Specified Items:
Restructuring, accelerated depreciation and other exit costs(1)	0.13	0.03	0.10
Divestiture gains and licensing income	(0.11)	(0.03)	(0.08)
Research and development license and asset acquisition charges	0.08	—	0.08
Pension charges	0.06	0.01	0.05
Total	0.16	0.01	0.15

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$3.15 to $3.30

(1) Includes items recognized in Cost of products sold, Research and development and Other income (net).

The following table summarizes the company's 2018 financial guidance:

Line item	GAAP	Non-GAAP

Gross margin as a percent of revenue	Approximately 70%	Approximately 70%

Marketing, selling and administrative expense	Decreasing in the low- to mid-single digit range	Decreasing in the low- to mid-single digit range

Research and development expense	Decreasing in the low-double digits	Increasing in the high-single digits

Effective tax rate	Between 20%-21%	Between 20%-21%

The GAAP financial results for the full year 2018 will include specified items, including charges associated with restructuring, downsizing and streamlining worldwide operations, gains on divestitures, license and asset acquisition charges, pension charges and other specified items that have not yet been identified and quantified, including litigation and other settlements, licensed asset impairments and finalization of the deemed repatriation tax, among other items. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Fourth Quarter 2017 Financial Results, February 5, 2018 including “2018 Financial Guidance” and “Use of non-GAAP Financial Information” therein.